                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: May 8, 1998
                    Capita Equipment Receivables Trust 1996-1

   A New York              Commission File           I.R.S Employer
   Corporation              No. 333-08645            No. 13-7097632

                          c/o AT&T Capital Corporation
                    44 Whippany Road. Morristown, NJ 07962
                         Telephone Number (973) 397-3000

Item 5.   Other Events

Capita Equipment Receivables Trust 1996-1
Monthly Servicing Report
Determination Date:                May 8, 1998    Payment Date:    May 15, 1998
Collection Period:              April 30, 1998

I.      Information Regarding the Contracts



        1.      Contract Pool Principal Balance

                a.      Beginning of Collection Period            $1,341,153,693.28
                b.      End of Collection Period                  $1,271,153,467.12
                c.      Reduction for Collection Period           $   70,000,226.15

        2.      Delinquent Scheduled Payments
                a.      Beginning of Collection Period            $   30,683,683.24
                b.      End of Collection Period                  $   29,764,370.65

        3.      Liquidated Contracts
                a.      Number of Liquidated Contracts
                        with respect to Collection Period                       778
                b.      Required Payoff Amounts of
                        Liquidated Contracts                      $    5,075,934.43
                c.      Total Reserve for Liquidation Expenses    $        -
                d.      Total Liquidation Proceeds Received (1)   $    1,652,694.03
                e.      Liquidation Proceeds Allocated to
                        Owner Trust                               $    1,400,187.33
                f.      Liquidation Proceeds Allocated
                        to Depositor                              $      252,506.70
                g.      Current Realized Losses                   $    3,675,747.10

        4.      Prepaid Contacts
                a.      Number of Prepaid Contracts with respect              1,756
                        to Collection Period
                b.      Required Payoff Amounts of Prepaid
                        Contracts                                 $    5,888,179.75

          5.      Purchased Contracts (by TCC)
                a.      Number of Contracts Purchased by TCC with
                        respect to Collection Period                             0
                b.      Required Payoff Amounts of Purchased
                        Contracts                                 $        -

        6.      Delinquency Status of Contracts (End of
                Collection Period)

                                  ----------------------------------------------------------------------
                                                                                       % of Aggregate
                                     Number of         % of       Aggregate Required   Required Payoff
                                     Contracts       Contracts       Payoff Amounts       Amounts
                                  -----------------------------------------------------------------------
                a.      Current        135,614         91.70%       1,193,790,205.98       91.77%
                b.      31-60 days       5,986          4.05%          58,092,385.73       4.47%
                c.      61-90 days       2,582          1.75%          20,022,963.57       1.54%
                d.      91-120 days      1,608          1.09%          12,720,854.41       0.98%
                e.      120+ days        2,091          1.41%          16,291,428.08       1.25%
                f.      Total          147,881        100.00%       1,300,917,837.77     100.00%

 7.      Historical Delinquency Experience with Respect to Contracts

-----------------------------------------------------------------------------------------------------
                    % of                   % of                   % of                  % of
                 Aggregate              Aggregate              Aggregate             Aggregate
              Required Payoff        Required Payoff        Required Payoff        Required Payoff
  Collection      Amounts                Amounts               Amounts                Amounts
   Periods    31-60 Days Past Due   61-90 Days Past Due   91-120 Days Past Due   120+ Days Past Due
-----------------------------------------------------------------------------------------------------
     4/30/98        4.47%                    1.54%               0.98%                    1.25%
     3/31/98        3.85%                    1.61%               0.98%                    1.12%
     2/28/98        6.83%                    2.00%               0.79%                    1.09%
     1/31/98        4.39%                    1.21%               0.65%                    0.94%
     12/31/97       3.50%                    1.25%               0.54%                    0.85%
     11/30/97       2.78%                    0.42%               0.24%                    0.16%
     10/31/97       3.64%                    1.07%               0.45%                    0.73%
     9/30/97        3.21%                    0.95%               0.48%                    0.82%
     8/31/97        3.58%                    0.95%               0.50%                    0.80%
     7/31/97        3.11%                    0.90%               0.53%                    0.78%
     6/30/97        3.53%                    0.90%               0.57%                    0.69%
     5/31/97        3.06%                    0.99%               0.58%                    0.63%
     4/30/97        2.99%                    1.08%               0.47%                    0.64%
     3/31/97        3.73%                    0.96%               0.46%                    0.61%
     2/28/97        3.70%                    0.97%               0.55%                    0.55%
     1/31/97        3.27%                    0.97%               0.49%                    0.40%
    12/31/96        4.10%                    0.96%               0.39%                    0.20%
    11/30/96        3.49%                    0.83%               0.34%                    0.00%
    10/31/96        2.90%                    0.64%               0.01%                    0.01%


        8.      Historical Loss Experience With Respect to Contracts

                                          ---------------------------------------------------------------------------------
                                                 Collection      3 Collection    6 Collection Periods    Cumulative Since
                                                   Period       Periods Ending          Ending             Cut-off Date
                                                   April-98        April-98            April-98
                                          ----------------------------------------------------------------------------------
     a.      Number of Liquidated                         778          2,106             5,099                 12,759
             Contracts
     b.      Number of Liquidated                       0.277%         0.750%            1.817%                 4.546%
             Contracts as a Percentage
             of Initial Contracts
     c.      Required Payoff Amounts of             5,075,934     14,029,726        26,446,146             72,761,080
             Liquidated Contracts
     d.      Liquidation Proceeds Allocated         1,400,187      3,771,345         6,943,758             12,899,714
             to Owner Trust
     e.      Aggregate Current Realized             3,675,747     10,258,382        19,502,388             59,861,366
             Losses
     f.      Aggregate Current Realized                 0.115%         0.322%            0.612%                 1.879%
             Losses as a Percentage of
             Cut-off Date Contract Pool
             Principal Balance


II.       Information Regarding the Securities

          1.      Summary of Balance Information

------------------------------------------------------------------------------------------------------------------------------------
                                               Principal Balance as of  Class Factor as of  Principal Balance as  Class Factor as of
                   Class              Coupon        May 15, 1998           May 15, 1998      of April 15, 1998       April 15, 1998
                                       Rate         Payment Date           Payment Date         Payment Date          Payment Date
------------------------------------------------------------------------------------------------------------------------------------
         a.      Class A-1 Notes       5.6000%   $            0.00              0.00000     $            0.00         0.00000
         b.      Class A-2 Notes       5.9500%   $            0.00              0.00000     $   38,458,047.52         0.05534
         c.      Class A-3 Notes       6.1100%   $  626,538,508.78              0.95074     $  659,000,000.00         1.00000
         d.      Class A-4 Notes       6.2800%   $  400,220,000.00              1.00000     $  400,220,000.00         1.00000
         e.      Class B Notes         6.5700%   $  178,500,000.00              1.00000     $  178,500,000.00         1.00000
         f.      Equity Certificates   6.7500%   $   95,659,329.00              0.75021     $   95,659,329.00         0.75021
         g.      Total                   N.A.    $1,300,917,837.78              0.40842     $1,371,837,376.52         0.43069

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,300,917,837.77 and the CCA Balance is $131,456,648.03.

 2.      Monthly Principal Amount


         a.      Principal Balance of Notes and Equity Certificates
                 (End of Prior Collection Period)                               $1,371,837,376.52
         b.      Contract Pool Principal Balance (End of Collection Period)     $1,271,153,467.12
         c.      Monthly Principal Amount                                       $  100,683,909.40

 3.      Gross Collections
         a.      Scheduled Payments Received                                    $  70,009,260.48
         b.      Liquidation Proceeds Allocated to Owner Trust                     $1,400,187.33
         c.      Required Payoff Amounts of Prepaid Contracts                   $   5,888,179.75
         d.      Required Payoff Amounts of Purchased Contracts                 $       -
         e.      Proceeds of Clean-up Call                                      $       -
         f.      Investment Earnings on Collection Account and Note
                 Distribution Account                                           $     263,561.26
         g.      Extension Fees Allocated to Owner Trust                        $       8,238.46
         h.      Total Gross Collections (sum of (a) through (g))               $  77,569,427.28

 4.      Determination of Available Funds
         a.      Total Gross Collections                                        $  77,569,427.28
         b.      Withdrawal from Cash Collateral Account                        $   1,903,098.61
         c.      Total Available Funds                                          $  79,472,525.89


 5.      Application of Available Funds

----------------------------------------------------------------------------------------
                 Item                                Amount   Remaining Available Funds
----------------------------------------------------------------------------------------
         a.      Total Available Funds                                79,472,525.89
         b.      Servicing Fee                    1,397,035.10        78,075,490.79
         c.      Interest on Notes:
                 i)          Class A-1 Notes                 0        78,075,490.79
                 ii)         Class A-2 Notes        190,687.82        77,884,802.97
                 iii)        Class A-3 Notes      3,355,408.33        74,529,394.64
                 iv)         Class A-4 Notes      2,094,484.67        72,434,909.97
                 v)          Class B Notes          977,287.50        71,457,622.47
         d.      Interest on Equity                 538,083.73        70,919,538.74
                 Certificates

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
         e.      Principal of Notes and
                 Equity Certificates:

                 i)         Class A-1 Notes                0.00        70,919,538.74
                 ii)        Class A-2 Notes       38,458,047.52        32,461,491.22
                 iii)       Class A-3 Notes       32,461,491.22                    0
                 iv)        Class A-4 Notes                0.00                    0
                 v)         Class B Notes                  0.00                    0
                 vi)        Equity Certificates            0.00                    0
         f.      Deposit to Cash                           0.00                    0
                 Collateral Account
         g.      Amount to be applied in                   0.00                    0
                 accordance with CCA
                 Loan Agreement
         h.      Balance, if any, to Equity                0.00                     0
                 Certificates



       III.      Information Regarding the Cash
                 Collateral Account

        1.       Balance Reconciliation

-----------------------------------------------------------------------------------------------
                                                                                May 15, 1998
                        Item                                                    Payment Date
------------------------------------------------------------------------------------------------
                a.      Available Cash Collateral Amount (Beginning)           137,975,978.71
                b.      Deposits to Cash Collateral Account                                 0
                c.      Withdrawals from Cash Collateral Account                 1,903,098.61
                d.      Releases of Cash Collateral Account Surplus              4,616,232.07
                        (Excess, if any of (a) plus (b) minus (c) over (f))
                e.      Available Cash Collateral Amount (End)                 131,456,648.03
                        (Sum of (a) plus (b) minus (c) minus (d))
                f.      Requisite Cash Collateral Amount                       131,456,648.03
                g.      Cash Collateral Account Shortfall                                0.00
                        (Excess, if any, of (f) over (e))

        2.               Calculation of Requisite Cash Collateral Amount
                a.       For Payment Dates from, and including, the
                         November 1996 Payment Date  to,
                         and including, the October 1997 Payment Date
                         1) Initial Cash Collateral Amount                     207,040,000.00
                b.       For Payment Dates from, and including, the
                         November 1997 Payment Date until
                         the Final Payment Date, the sum of
                        1) 8% of the Contract Pool Principal Balance           101,692,277.37
                        2) The Aggregate Principal Balance of the Notes         29,764,370.66
                           and the Equity Certificate Balance less the
                           Contract Pool Principal Balance
                        3) Total ((1) plus (2))                                131,456,648.03
                c.      Floor equal to the lesser of
                        1) 2% of Cut-Off Date Contract Pool Principal
                           Balance ($63,704,600); and                           63,704,600.00
                        2) the Aggregate Principal Balance of the Notes
                        and the Equity Certificate Balance
                d.      Requisite Cash Collateral Amount                       131,456,648.03
        3.              Calculation of Cash Collateral Account Withdrawals
                a.      Interest Shortfalls                                              0.00


                b.      Principal Deficiency Amount                             1,903,098.61
                c.      Principal Payable at Stated Maturity Date of
                        Class of Notes or Equity Certificates                          0.00
                d.      Total Cash Collateral Account Withdrawals               1,903,098.61


IV.        Information Regarding Distributions on Securities

-----------------------------------------------------------------------------------------------------------
                        Distribution              Class A-1                Class A-2       Class A-3
                        Amounts                      Notes                   Notes           Notes
-----------------------------------------------------------------------------------------------------------
                        1. Interest Due                $         -        $190,687.82      $ 3,355,408.33
                        2. Interest Paid               $         -        $190,687.82      $ 3,355,408.33
                        3. Interest Shortfall          $         -        $     -          $      -
                        ((1) minus (2))
                        4. Principal Paid              $         -        $38,458,047.52   $32,461,491.22
                        5. Total Distribution Amount   $                  $38,648,735.34   $35,816,899.55
                        ((2) plus (4))


----------------------------------------------------------------------------------------------------------------------
                        Distribution               Class A-4               Class B            Equity
                        Amounts                      Notes                   Notes         Certificates       Totals
-----------------------------------------------------------------------------------------------------------------------
                        1. Interest Due          $2,094,484.67          $977,287.50       $538,083.73      $ 7,155,952.04
                        2. Interest Paid         $2,094,484.67          $977,287.50       $538,083.73      $ 7,155,952.04
                        3. Interest Shortfall    $    -                 $    -            $     -          $     -
                        ((1) minus (2))
                        4. Principal Paid        $    -                 $    -            $     -          $70,919,538.74
                        5. Total Distribution
                           Amount                $2,094,484.67          $977,287.50       $538,083.73      $78,075,490.78
                        ((2) plus (4))



V.           Information Regarding Other Pool Characteristics

------------------------------------------------------------------------------------------------
                                                      As of End of            As of End of
                         Item                           April-98                March-98
                                                    Collection Period       Collection Period
------------------------------------------------------------------------------------------------
        1.      Original Contract Characteristics

                a.      Original Number of Contracts           280,634               N.A.
                b.      Cut-Off Date Contract Pool       3,185,229,329               N.A.
                        Principal Balance
                c.      Original Weighted Average          38.6 months               N.A.
                         Remaining Term
                d.      Weighted Average                    56.1 months              N.A.
                        Original Term

        2.      Current Contract Characteristics

                a.      Number of Contracts                     147,881           154,686
                b.      Average Contract                       8,595.79          8,670.17
                        Principal Balance
                c.      Weighted Average                           28.4              29.0
                         Remaining Term

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VI.     Capita Equipment Receivables Trust 1996-1 Prepayment Schedule

-----------------------------------------------------
                                   Since Issue
                  Period               CPR
-----------------------------------------------------
                0       Oct-96
                1       Nov-96     10.866%
                2       Dec-96     7.964%
                3       Jan-97     8.606%
                4       Feb-97     8.254%
                5       Mar-97     7.615%
                6       Apr-97     7.211%
                7       May-97     8.268%
                8       Jun-97     7.752%
                9       Jul-97     7.784%
                10      Aug-97     7.781%
                11      Sep-97     7.506%
                12      Oct-97     7.348%
                13      Nov-97     7.346%
                14      Dec-97     6.629%
                15      Jan-98     6.741%
                16      Feb-98     7.251%
                17      Mar-98     6.870%
                18      Apr-98     7.200%
                19      May-98     7.072%

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VII.     Purchased, Liquidated and Paid Contracts

                 A computer listing of all purchased, liquidated and paid
                contracts has been provided to the Indenture  Trustee.

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                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of October 1, 1996 (the Transfer and Servicing Agreement ), among Capita
     Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a
     Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on May 15, 1998



 This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T Capital Corporation

                                 Glenn A. Votek
                                 ______________
                                  Glenn A Votek

                     Executive Vice President and Treasurer